Thornburg Limited Term Municipal Fund California Portfolio

Fund facts. . . as of 6/30/99

                                    Thornburg            Thornburg
                                  Limited Term          Limited Term
Municipal Fund CA
Municipal Fund CA                   A Shares               C Shares
SEC Yield ......................       3.30%                2.94%
Taxable Equiv. Yields ..........       6.02%                5.37%
NAV ............................   $   12.75            $   12.76
Max. Offering Price ............   $   12.94            $   12.76

Total returns. . . as of 6/30/99
(Annual Average - After Subtracting Maximum Sales Charge)

One Year .......................        1.40%               2.56%
Three Year .....................        4.14%               4.24%
Five Year ......................        4.50%                N/A
Ten Year .......................        5.47%                N/A
Since Inception                         5.67%               4.39%
Inception Date .....................   (2/19/87)          (9/1/94)

Taxable equivalent yields assume a 39.6% marginal federal tax rate, and an 9.30% state of California marginal tax rate. Portions of the income of the fund may be subject to the alternative minimum tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 1.50%. The data quoted represent past performance and may not be construed as a guarantee of future results.

Dear Shareholder,
What a difference six months makes! Last autumn the world's leading economists and investment strategist predicted that the Russian financial crisis, coming on the heels of the Asian financial crisis, would send the world economy into a tailspin. Yields on 30-year U.S. government bonds dropped below 4.75% for the first time in 4 decades. Bond buyers at that time no doubt expected an economic slowdown that would be severe and long lasting. The gloomy experts were wrong. The U.S. economy delivered its strongest economic growth in a generation during the October 1 to April 1 period. Asian economies are gathering momentum, as are many other developing economies around the world. As we write this letter, the experts are trying to decide if better economic growth worldwide will pave the way for more inflation and higher interest rates. As they examine their crystal balls, interest rates are rising. The municipal bond market is reacting to the changing scene with higher yields and increasing participation by individual investors. Whatever happens, we believe your laddered maturity municipal bond portfolio is well structured to adapt to changing circumstances and benefit from higher yields, if they should become available. On June 30, 1998 the net asset value per share of Thornburg Limited Term Municipal Fund - California Portfolio was $12.90. The price increased to $13.00 on December 31, before settling at $12.75 on June 30, 1999, the conclusion of your fund's 1999 fiscal year. If you were with us for the entire year, you received dividends of 53.2 cents per share. If you reinvested your dividends you received 54.3 cents per share. Investors who owned C shares received dividends of 48 and 48.9, respectively. Your Thornburg Limited Term Municipal Fund portfolio currently holds 170 municipal obligations from municipal obligors in California. Approximately 95% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 4.6 years, and we always keep it below 5 years. Percentages of the portfolio maturing in the coming years are summarized below:

% of portfolio    Cumulative %
maturing within   maturing by end of

         1 years = 12%     year 1 = 12%
    1 to 2 years = 15%     year 2 = 27%
    2 to 3 years = 16%     year 3 = 43%
     3 to 4 years = 9%     year 4 = 52%
     4 to 5 years = 7%     year 5 = 59%
     5 to 6 years = 6%     year 6 = 65%
     6 to 7 years = 7%     year 7 = 72%
     7 to 8 years = 9%     year 8 = 81%
     8 to 9 years = 6%     year 9 = 87%
    9 to 10 years = 9%     year 10 = 96%

Over the last three months your average portfolio maturity has increased slightly. The passage of time always shortens the maturities of the bonds we own. We directed portfolio cash flow and new money into the middle and rear of your bond ladder, taking advantage of the good selection of new municipal bonds coming to market recently. Today, we are managing the portfolio to keep the average maturity approximately where it is. We will stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will extend the average portfolio maturity. You can see from the chart on the previous page that 43% of our $130 million bond portfolio will mature in the next 3 years! We would like to increase our dividend yields if higher yields are available. Any observer must be impressed by the fundamental strength of both the broad U.S. economy and the California economy. More people than ever before are working. Wages are firm. But government spending is accelerating. Taken as a whole, California cities continue to increase their financial reserves for the fifth consecutive year. The state of California reports similar favorable news. If the current strength of the U.S. economy persists, we expect long maturity interest rates to increase slightly in the coming months. The supply of municipal bonds will continue to be plentiful. No politician gets elected as a budget cutter these days. Two recent surveys of American voters indicate that tax cuts are NOT favored by a majority of voters. The public prefers to see additional spending on education, health and the environment. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 4 star overall rating* for risk adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Limited Term Municipal Fund. Sincerely,

Brian J. McMahon  George T. Strickland
Portfolio Manager Portfolio Manager

*Morningstar proprietary rating reflects historical risk adjusted performances as of 6/30/99. Ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar overall ratings are calculated from the funds' three-, five-, and ten year average annual returns and a risk factor that reflects fund performance relative to three month Treasury bill returns. 10% of the funds in an investment category receive five stars and 22.5% receive four stars. LTCAX is ranked 4 stars for the 3-year period, 4 stars for the 5-year period, and 4 stars for the 10-year period ending 6/30/99. At 6/30/99, there were 1,591bond funds with 3-year ratings, 1,191 with 5-year ratings, and 366 with 10-year ratings in Morningstar's Municipal Bond category. Ratings are for Class A shares only.
Past performance cannot guarantee future results.

ASSETS

Investments at value (cost $131,897,563) ...................   $135,168,155
Cash .......................................................        192,982
Receivable for fund shares sold ............................         60,838
Interest receivable ........................................      2,096,762
Prepaid expenses and other assets ..........................            849
                           Total Assets ....................    137,519,586

LIABILITIES

Payable for investments purchased ..........................      2,562,637
Payable for fund shares redeemed ...........................        178,545
Accounts payable investment advisor (Note 4) ...............         64,499
Accounts payable and accrued expenses ......................        148,869
Dividends Payable ..........................................        114,001
                           Total Liabilities ...............      3,068,551

NET ASSETS .................................................   $134,451,035

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($113,835,067 applicable to 8,929,754 shares of beneficial interest
outstanding - Note 5) ......................................   $      12.75

Maximum sales charge, 1.50 % of offering
price (1.52% of net asset value per share) .................           0.19
Maximum Offering Price Per Share ...........................   $      12.94

Class C Shares:
Net asset value and offering price per share ($7,891,877
applicable to 618,462 shares of beneficial interest
outstanding - Note 5) ......................................   $      12.76

Class I Shares:
Net asset value, offering and redemption price per share
($12,724,091 applicable to 997,952 shares of beneficial
interest outstanding - Note 5) .............................   $      12.75

See notes to financial statements ..........................

INVESTMENT INCOME:
Interest income (net of premium amortized of $651,181)
                                                                     $6,963,247

EXPENSES:
Investment advisory fees (Note 4)                                       682,539
Administration fees (Note 4)
Class A Shares                                                          147,428
Class C Shares                                                           10,030
Class I Shares                                                            5,271
Distribution and service fees (Note 4)
Class A Shares                                                          294,856
Class C Shares                                                           80,245
Transfer agent fees                                                      79,512
Custodian fees                                                           90,322
Registration and filing fees                                              2,945
Professional fees                                                        12,465
Accounting fees                                                          13,207
Director fees                                                             3,919
Other expenses                                                           12,937
Total Expenses                                                        1,435,676

Less:
Expenses reimbursed and fees waived by investment adviso                (52,378)
Distribution and service fees waived (Note 4)                           (30,095)

Net Expenses                                                          1,353,203

Net Investment Income                                                 5,610,044

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 6)
Net realized (loss) on investments sold                                  (9,464)
(Decrease) in unrealized appreciation of investments                 (1,587,651)

Net Realized and Unrealized Gain
(Loss) on Investments                                                (1,597,115)

Net Increase in Net Assets
Resulting from Operations $                                           4,012,929

See notes to financial statements.
                                               Year Ended        Year Ended
                                              June 30, 1999     June 30, 1998

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                        $  5,610,044        $  5,523,039
Net realized gain (loss) on investments sold       (9,464)             29,681
Increase (Decrease) in unrealized appreciatio  (1,587,651)          1,431,181

Net Increase in Net Assets Resulting from Ope   4,012,929           6,983,901

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                 (4,843,588)         (4,926,639)
Class C Shares                                   (296,971)           (281,691)
Class I Shares                                   (469,485)           (314,709)

FUND SHARE TRANSACTIONS (Note 5):
Class A Shares                                 (7,072,424)         26,770,636
Class C Shares                                    141,905           1,821,049
Class I Shares                                  4,620,695           4,220,631

Net Increase (Decrease) in Net Assets          (3,906,939)         34,273,178

NET ASSETS:
Beginning of year                             138,357,974         104,084,796

End of year                                  $134,451,035        $138,357,974

See notes to financial statements.




Note 1 - Organization
Thornburg Limited Term Municipal Fund, Inc. (the "Fund") was incorporated in Maryland on February 14, 1984. The Fund was reorganized in 1986 as a series investment company with separate investment portfolios. The current portfolios are as follows: National Portfolio and California Portfolio (the "Portfolio"). The Fund is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to obtain as high a level of current income exempt from federal income tax as is consistent with preservation of capital. In addition, the California Portfolio will invest primarily in Municipal Obligations originating in California with the object of obtaining exemption of interest dividends from any income taxes imposed by California on individuals. The Portfolio currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and
(iv) the respective classes have different reinvestment privileges. Additionally, the Portfolio may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Portfolio are limited to distribution fees, administrative fees, and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining the net asset value of the Portfolio, the Fund utilizes an independent pricing service approved by the Board of Directors. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Portfolio are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required. Dividends paid by the Portfolio for the year ended June 30, 1999 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Portfolio, on a when-issued basis, the Portfolio will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Portfolio of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Portfolio is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Portfolio at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Merger of MacKenzie National Municipal Fund
On September 4, 1997, the Fund acquired all of the net assets of the Mackenzie California Municipal Fund ("MacKenzie") pursuant to a plan of reorganization approved by Mackenzie's shareholders. The merger was accomplished by a tax free exchange of Class A shares of the Portfolio (valued at $24,725,383) for the net assets of MacKenzie which aggregrated $24,725,383, including $1,214,035 of unrealized appreciation. The combined net assets of the Portfolio immediately after merger were $134,431,534.

Note 4 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended June 30, 1999, these fees were payable at annual rates ranging from 1/2 of 1% to 9/40 of 1% of the average daily net assets of the Portfolio. The Fund also has entered into an Administrative Services agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Portfolio's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended June 30, 1999, the Adviser voluntarily reimbursed certain operating expenses amounting to $52,378. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Portfolio shares. For the year ended June 30, 1999 the Distributor earned commissions aggregating $14,004 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $782 from redemptions of Class C shares of the Portfolio. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Portfolio for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Portfolio's Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Portfolio at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Portfolio under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended June 30, 1999 are set forth in the statement of operations. Certain officers and directors of the Fund are also officers and /or directors of the Adviser and the Distributor. The compensation of unaffiliated directors is borne by the Fund.

Note  5 - Shares of Beneficial Interest
At June 30, 1999, there were an unlimited number of shares of beneficial interest authorized and capital paid-in aggregated $132,013,338. Transactions in shares of beneficial interest were as follows:

                        Year Ended June 30, 1999    Year Ended June 30, 1998
Class A Shares            Shares      Amount            Shares      Amount
Shares sold             1,431,325   $ 18,540,509      1,321,780   $ 17,129,362
Shares issued to shareholders in
reinvestment of distributions
                          266,444      3,454,191        249,838      3,217,407
Shares issued in merg           0              0      1,933,181     24,725,383
Shares repurchased     (2,245,597)   (29,067,124)    (1,421,995)   (18,301,516)

Net Increase (Decreas    (547,828)  ($ 7,072,424)     2,082,804   $ 26,770,636

Class C Shares
Shares sold               159,413   $  2,071,491        255,731   $  3,228,901
Shares issued to shareholder
in reinvestment of distributions
                           17,406        225,869         16,952        218,500
Shares repurchased       (165,924)    (2,155,455)      (126,178)    (1,626,352)

Net Increase               10,895   $    141,905        146,505   $  1,821,049

Class I Shares
Shares sold               571,518   $  7,407,462        358,013   $  4,536,004
Shares issued to shareholders in
reinvestment of distributions
                           34,993        453,510         22,572        302,376
Shares repurchased       (250,814)    (3,240,277)       (48,092)      (617,749)
Net Increase              355,697   $  4,620,695        332,493   $  4,220,631

Note 6 - Securities Transactions
For the year ended June 30, 1999, the Portfolio had purchase and sale transactions (excluding short-term securities) of $29,033,775 and $29,468,141, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 1999 the net unrealized appreciation was $3,270,592, resulting from gross unrealized appreciation of $3,541,153 and $270,561 gross unrealized depreciation. Accumulated net realized losses from security transactions included in net assets at June 30, 1999 aggregated $832,895. For Federal income tax purposes, the Portfolio has realized capital loss carryforwards of approximately $900,000 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire in varying amounts through June 30, 2007.

                                                                       Year Ended June 30,
                                                   1999             1998            1997              1996             1995

CLASS A SHARES:

Net asset value, beginning of year          $        12.90    $        12.75    $       12.64    $        12.61    $       12.57

Income from investment operations:
         Net investment income                       0.53              0.55             0.57              0.58             0.58
         Net realized and unrealized
         gain (loss) on investments                  (0.15)            0.15             0.11              0.03             0.04

Total from investment operations                     0.38              0.70             0.68              0.61             0.62
Less dividends from:
         Net investment income                       (0.53)            (0.55)           (0.57)            (0.58)           (0.58)

Change in net asset value                            (0.15)            0.15             0.11              0.03             0.04

Net asset value, end of year                $        12.75    $        12.90    $       12.75    $        12.64    $       12.61

TOTAL RETURN (a)                                     2.97%             5.57%             5.47%            4.94%             5.12%

RATIOS/SUPPLEMENTAL DATA Ratios to average net asset:
         Net investment income                       4.11%             4.25%            4.47%             4.59%            4.69%
         Expenses, after expense reductions          0.99%             1.00%            1.00%             1.00%            1.00%
         Expenses, before expense reductions         1.02%             1.04%            1.03%             1.05%            1.04%

Portfolio turnover rate                             21.71%            21.21%            20.44%           22.68%            18.54%

Net assets at end of year (000)            $       113,835  $        122,231  $        94,253   $        94,379   $       98,841

(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

                                                                                                                     Period From
                                                       Year Ended June 30,                                          Sept 1, 1994 (a)
                                                 1999                1998             1997               1996       June 30, 1995

CLASS C SHARES:

Net asset value, beginning of year          $        12.91    $        12.76    $       12.65    $        12.62    $       12.55

Income from investment operations:
         Net investment income                       0.48              0.50             0.52              0.53             0.42
         Net realized and unrealized
         gain (loss) on investments                  (0.15)            0.15             0.11              0.03             0.07

Total from investment operations                     0.33              0.65             0.63              0.56             0.49
Less dividends from:
         Net investment income                       (0.48)            (0.50)           (0.52)            (0.53)           (0.42)

Change in net asset value                            (0.15)            0.15             0.11              0.03             0.07

Net asset value, end of year                $        12.76    $        12.91    $       12.76    $        12.65    $       12.62

TOTAL RETURN (b)                                     2.56%             5.14%             5.06%            4.46%             3.98%

RATIOS/SUPPLEMENTAL DATA Ratios to average net asset:
         Net investment income                       3.70%             3.85%            4.06%             4.16%            4.07%(c)
         Expenses, after expense reductions          1.40%             1.40%            1.40%             1.43%            1.63%(c)
         Expenses, before expense reductions         1.92%             1.97%            2.15%             2.92%            3.21%(c)

Portfolio turnover rate                             21.71%            21.21%            20.44%           22.68%            18.54%

Net assets at end of year (000)             $       7,892    $        7,843     $        5,882   $        2,444    $        790

(a)  Commencement of sales of Class C shares.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized.

                                                                   Year Ended                Period from April 1, 1997 (a) -
                                                   1999                      1998                    June 30, 1997

CLASS I SHARES:

Net asset value, beginning of year          $        12.90              $      12.75                $     12.64

Income from investment operations:
         Net investment income                        0.58                      0.59                       0.15
         Net realized and unrealized
         gain (loss) on investments                  (0.15)                     0.15                       0.11

Total from investment operations                      0.43                      0.74                       0.26
Less dividends from:
         Net investment income                       (0.58)                    (0.59)                     (0.15)

Change in net asset value                            (0.15)                     0.15                       0.11

Net asset value, end of year                $        12.75              $      12.90               $      12.75

TOTAL RETURN(b)                                       3.33%                     5.93%                      2.07%

RATIOS/SUPPLEMENTAL DATA Ratios to average net asset:
         Net investment income                       4.45%                      4.60%                      4.77%(c)
         Expenses, after expense reductions          0.65%                      0.65%                      0.63%(c)
         Expenses, before expense reductions         0.78%                      0.92%                      1.32%(c)

Portfolio turnover rate                             21.71%                     21.21%                      20.44%

Net assets at end of year (000)          $          12,724               $      8,284                $      3,949

(a)  Commencement of sales of class I shares
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year
(c) Annualized

Schedule of Investments
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
June 30, 1999
CUSIPS: Class A - 532-723-202, Class C - 532-723-707, Class I - 532-723-889
NASDAQ Symbols: Class A - LTCAX, Class C - LTCCX, Class I - LTCIX

1,000,000       Alameda County Certificates Participation, 6.25% due          A2/NR           $1,072,300
                6/1/2006, pre-refunded6/1/99 @ 102
615,000         Alameda-Contra Costa Transit District Refunding               Baa/BBB-        629,034
                Ceritificate of ParticipationSeries 1989, 7.20% due
                8/1/2000
255,000         Albany Public Facilities Financing Authority Lease Revenue,   Baa1/NR         264,040
                6.60% due 9/1/2000(Library Community Center Project) (ETM)
295,000         Alum Rock Union Elementary School District General            Aaa/AAA         356,640
                Obligation Refunding Bonds,8.00% due 9/1/2006 (Insured:
                FGIC)
380,000         Alum Rock Union Elementary School District General            Aaa/AAA         465,379
                Obligation Refunding Bonds,8.00% due 9/1/2007 (Insured:
                FGIC)
1,020,000       Antelope Valley Hospital Revenue, 5.25% due 1/1/2006          Aaa/AAA         1,062,718
                (Insured: FSA)
1,000,000       Berkeley Health Facility Revenue, 6.55% due 12/1/2022,        A2/A+           1,093,450
                pre-refunded 12/1/02 @102 (Alta Bates Medical Center
                Project)
380,000         Big Bear Regional Wastewater Agency Refunding Revenue         Aaa/AAA         385,552
                Bonds, 4.70% due 4/1/2006(Insured: AMBAC)
835,000         California Educational Facilities Authority Revenue, 5.60%    Aa2/AA          855,683
                due 10/1/2000 (U.S.C.Project)
1,805,000       California Educational Facilities Authority Revenue, 5.60%    Aa2/AA          1,889,348
                due 10/1/2002 (U.S.C.Project)
500,000         California Educational Facilities Authority Revenue Series    A1/NR           518,160
                1993, 5.15% due9/1/2003 (Santa Clara University Project)
500,000         California Health Facilities Financing Authority Revenue,     NR/A-           509,460
                5.30% due 5/15/2004(Downey Community Hospital Project)
500,000         California Health Facilities Financing Revenue, 5.75% due     NR/A-           504,670
                5/15/2015 (DowneyCommunity Hospital Project)
505,000         California HFA, 5.25% due 8/1/2000 (Marin General Hospital    Aaa/AAA         514,292
                Project; Insured:FSA)
1,000,000       California HFA Secured Revenue Series 1991, 6.65% due         Baa2/BBB        1,042,770
                9/1/2001 (Good SamaritanHospital Project)
15,000          California HFA Single Family Mortgage Revene Series 1982-A,   Aa/AA-          15,009
                10.00% due 2/1/2002
500,000         California Housing Finance Agency Revenue, 5.40% due          Aa/AA-          505,850
                8/1/2000
145,000         California Housing Finance Agency Revenue, 0% due 8/1/2001    Aa/AA-          125,537
670,000         California Housing Finance Authority Revenue Series 1985-B,   Aa/AA-          695,185
                9.875% due 2/1/2017
1,340,000       California Infrastructure & Economic, 5.25% due 12/1/2008     NR/A            1,340,000
                (American Center ForWine Food Arts Project)
1,220,000       California Infrastructure & Economic, 5.35% due 12/1/2009     NR/A            1,220,000
                (American Center ForWine Food Arts Project)
500,000         California Pollution Control Financing Authority Revenue,     A1/A+           511,670
                6.85% due 12/1/2008(So. Cal Edison Co. Project)
5,000           California Pollution Control Financing Authority Revenue,     A2/A+           5,013
                7.20% due 9/1/2015(So. Cal Edison Co. Project)
1,000,000       California Pollution Control Solid Waste, Authority, 6.75%    Aaa/NR          1,087,410
                due 7/1/2011
2,000,000       California State, 7.00% due 10/1/2009                         Aa3/A+          2,347,500
700,000         California State Economic Development Financing Authority     VMIG1/A1+       700,000
                Revenue, 3.05% due4/1/2008 put 07/1/99 (California
                Independent Systems Project)(daily demandnotes)
1,000,000       California State General Obligation, 6.50% due 10/1/1999      Aa3/A+          1,007,900
300,000         California State General Obligation, 6.75% due 5/1/2002       Aa3/A+          320,976
500,000         California State General Obligation, 9.50% due 5/1/2003       Aa3/A+          591,675
1,000,000       California State General Obligation, 9.50% due 2/1/2010       Aa3/AA-         1,368,840
5,000           California State Public Works High Technology, 7.375% due     Aa3/A+          5,492
                4/1/2006
500,000         California State Public Works Lease Revenue, 8.35% due        A1/A            510,320
                12/1/1999
500,000         California State Public Works Lease Revenue, 5.50% due        Aaa/AAA         531,260
                9/1/2006 (Insured: AMBAC)
850,000         California State University Revenue, 6.40% due 11/1/2002      A1/A            892,831
                crossover refunded11/1/00 @102
109,228         California State Veterans General Obligation Amortizing       NR/NR           115,901
                Coupon M-COATES, 7.30%due 10/1/2001
1,190,000       California Statewide Community Development Authority          Aaa/AAA         1,233,840
                Certificate ofParticipation, 5.25% due 4/1/2008 (Insured:
                MBIA)
1,000,000       California Statewide Community Development Authority          NR/A+           1,073,320
                Certificate ofParticipation, 5.90% due 4/1/2009
1,000,000       California Statewide Community Development Authority          Aaa/AAA         998,220
                Certificates ofParticipation, 3.76% due 1/1/2000 (Motion
                Picture and Televison Fund Project;Insured: AMBAC)
1,000,000       California Statewide Community Development Authority          Aaa/AAA         990,350
                Certificates ofParticipation, 4.05% due 1/1/2001 (Motion
                Picture and Televison Fund Project;Insured: AMBAC)
400,000         California Statewide Community Development Authority          NR/A+           408,452
                Insured Health FacilitiesRevenue, Certificate of
                Participation Series 1992, 6.40% due 5/1/2002
                (EskatonProperties Incorporated Phase II Project)
1,000,000       California Statewide Community Development Authority          NR/A+           1,060,380
                Insured Health FacilityRevenue Series 1996-A, 6.00% due
                9/1/2004 (San Gabriel Medical Center Project;
1,390,000       California Veteran Affairs Home Purchases Revenue Series A,   Aa2/AA-         1,460,487
                6.55% due 8/1/2001 (ETM)
1,000,000       Clovis Unified School District, 0% due 8/1/2002               A1/AA-          878,280
700,000         Coachella Valley Water District 71 Certificate of             A/NR            718,872
                Participation, 5.75% due10/1/2000 (Storm Water District
                Project)
660,000         Cupertino Public Facilities Corp. Certificates of             A1/A+           673,015
                Participation Series 1992-B,5.60% due 7/1/2000
800,000         Delta County Home Mortgage Finance Authority Single Family    Aaa/AAA         804,480
                Mortgage Revenue,4.85% due 12/1/2008 (Insured: MBIA)
1,000,000       Duarte Certificates of Participation, 6.25% due 4/1/2023      Baa2/AAA        1,085,340
                (Hope National MedicalCenter Project)
2,025,000       Escondido Multi Family Housing Revenue Refunding Bond         NR/AAA          2,109,037
                Series 1997-A, 5.40% due1/1/2027 put 7/1/07 (Terrace
                Gardens Project; Collateralized: FNMA)
350,000         Foothill De Anza Community College District Certificates of   NR/A-           376,800
                Participation, 7.35%due 3/1/2007
990,000         Fresno Multi Family Housing Revenue Refunding, 4.875% due     NR/AAA          1,003,414
                1/1/2028 put 1/1/08(Jackson Park Place Project; Insured:
                FNMA)
1,670,000       Glendale Hospital Revenue Series 1994, 7.625% due 1/1/2005    NR/A+           1,823,239
                (Verdugo HillsProject; Guarantee: Industrial Indemnity)
1,000,000       Hawaiian Gardens Redevelopment Agency Project Tax             NR/BBB          329,870
                Allocation, 0% due 12/1/2016
135,000         Hayward Unified School District Certificate of                Baa/NR          137,406
                Participation, 7.60% due10/1/2000
60,000          Hermosa Beach Lynwood and Vernon Certificate of               NR/BBB          60,362
                Participation, 7.10% due9/1/1999
605,000         Inglewood Certificates Participation, 6.70% due 8/1/2000      Baa3/BBB-       624,172
635,000         Inglewood Certificates Participation, 6.80% due 8/1/2001      Baa3/BBB-       666,528
690,000         Inglewood Certificates Participation, 6.90% due 8/1/2002      Baa3/BBB-       735,333
400,000         Irvine Improvement Bond Act 1915, Assessment District         VMIG1/A1+       400,000
                Number 94 13, 2.90% due9/2/2022 put 7/01/99 (daily demand
                notes)
1,000,000       Irwindale Community Redevelopment Agency, 6.60% due           Baa3/NR         1,113,870
                8/1/2018, pre-refunded8/1/05
340,000         Kern County Board Education Certificates Participation,       Aaa/AAA         359,591
                Refunding Series A,5.50% due 5/1/2006 (Insured: MBIA)
260,000         Kern County Board Education Certificates Participation,       Aaa/AAA         274,708
                Refunding Series A,5.50% due 5/1/2007 (Insured: MBIA)
165,000         Kern High School District, 7.00% due 8/1/2010  (ETM)          A/NR            194,358
680,000         Kern High School District Series B, 9.00% due 8/1/2006        Aaa/AAA         862,920
                (ETM)
480,000         Lake Elsinore Public Financing Authority Tax Allocation       Aaa/AAA         495,586
                Revenue Series 1992-C,6.15% due 2/1/2001 (Insured: FGIC)
3,000,000       Lancaster Redevelopment Agency Lease Revenue, 4.90% due       NR/BBB+         3,034,500
                12/1/2000 (PublicImprovement Project; LOC: Sumitomo - Dai
                ichi Kangyo)
500,000         Los Angeles Certificates of Participation, 6.90% due          Baa1/BBB        521,725
                3/1/2001 , pre-refunded3/1/00 @ 102
250,000         Los Angeles Certificates of Participation, 0% due 9/1/2003    A3/BBB          205,390
5,000           Los Angeles Convention & Exhibition Center, 9.00% due         Aaa/AAA         6,268
                12/1/2020, pre-refunded12/1/05
500,000         Los Angeles County Certificates of Participation, 0% due      Baa1/BBB        447,850
                10/1/2001
245,000         Los Angeles County Certificates of Participation, 0% due      Baa1/BBB        207,652
                10/1/2002
700,000         Los Angeles County Certificates of Participation, 0% due      Baa1/BBB        576,072
                4/1/2003
350,000         Los Angeles County Housing Authority Multi Family Housing     NR/A-           351,162
                Revenue, 7.625% due12/1/2029 put 12/1/99 (Monrovia Project
                A; Insured: Continental Casualty)
1,000,000       Los Angeles Transit Finance Corporation Certificate of        A1/NR           1,000,060
                Participation Series1992-B, 5.70% due 7/1/1999
1,500,000       Los Angeles Unified School District Certificate of            A2/A            1,577,130
                Participation, 6.30% due6/1/2002
500,000         Los Angeles Water and Power, 9.00% due 9/1/2004               Aa3/A+          594,825
500,000         Los Angeles Waterwaste Systems Revenue, 8.80% due 6/1/2000    Aaa/AAA         524,235
                (Insured: MBIA)
375,000         Marysville Hospital Revenue, 6.00% due 1/1/2004 (Freemont -   Aaa/AAA         403,260
                Rideout Health GroupProject; Insured: AMBAC)
430,000         Marysville Hospital Revenue, 5.00% due 1/1/2009 (Freemont     Aaa/AAA         435,190
                -  Rideout HealthGroup Project; Insured: AMBAC)
485,000         Mayers Memorial Hospital District Health Facilities Revenue   NR/A+           490,699
                Insured Series A,5.375% due 6/1/2009
360,000         Midpeninsula Regional Open Space District Certificate of      NR/A            360,806
                Participation, 4.75%due 9/1/1999
460,000         Midpeninsula Regional Open Space District Certificate of      NR/A            465,971
                Participation, 4.80%due 9/1/2000
200,000         Midpeninsula Regional Open Space District Certificate of      NR/NR           205,290
                Participation, 7.20%due 9/1/2000 refunded 9/1/99
780,000         Morgan Hill Unified School District Certificate of            A1/NR           781,529
                Parcipitation, 5.80% due8/1/1999
835,000         Morgan Hill Unified School District Certificate of            A1/NR           847,149
                Participation Series 1993,5.00% due 8/1/2000
660,000         Mountain View Shoreline Reg. Park Community Tax Allocation    A3/A            660,719
                Series 1993-A, 4.70%due 8/1/1999
810,000         National City Community Development Commission Tax            Aaa/AAA         811,669
                Allocation Series 1992-A,5.70% due 8/1/1999 (Downtown
                Redevelopment Project; Insured: AMBAC)
500,000         National City Community Development Commission Tax            Aaa/AAA         513,345
                Allocation Series 1992-A,5.90% due 8/1/2000 (Downtown
                Redevelopment Project; Insured: AMBAC)
500,000         Natomas Union School District, Refunding, 5.65% due           Aaa/AAA         532,115
                3/1/2010 (Insured: MBIA)
330,000         New Haven USD Certificates of Participation, 7.30% due        NR/A-           337,481
                12/1/2001
355,000         New Haven USD Certificates of Participation, 7.30% due        NR/A-           363,048
                12/1/2002
380,000         New Haven USD Certificates of Participation, 7.40% due        NR/A-           388,645
                12/1/2003
410,000         New Haven USD Certificates of Participation, 7.40% due        NR/A-           419,327
                12/1/2004
360,000         Northern California Power Agency Public Power Revenue,        Baa3/A-         384,574
                5.65% due 7/1/2007(Geothermal Project 3 A) (ETM)
340,000         Northern California Power Agency Public Power Revenue,        Baa3/A-         355,524
                5.65% due 7/1/2007
100,000         Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured:    Aaa/AAA         101,808
                AMBAC)
915,000         Orange County, Refunding Recovery A, 5.20% due 6/1/2003       Aaa/AAA         947,382
                (ETM)
1,085,000       Orange County, Unrefunded Balance Refunding Recovery A,       Aaa/AAA         1,125,785
                5.20% due 6/1/2003(Insured: MBIA)
2,000,000       Orange County Airport Revenue Bond, 5.50% due 7/1/2002        Aaa/AAA         2,078,360
                (Insured: MBIA)
1,000,000       Orange County Airport Revenue Bond, 6.00% due 7/1/2007        Aaa/AAA         1,087,960
                (Insured: MBIA)
1,550,000       Orange County Local Transportation Authority Sales Tax Rev,   Aa3/AA+         1,629,468
                5.70% due 2/15/2003
1,050,000       Orange County Local Transportation Authority Sales Tax Rev,   Aa3/AA+         1,106,942
                5.75% due 2/15/2004
510,000         Orange County Local Transportation Authority Sales Tax Rev,   Aa3/AA+         553,676
                6.00% due 2/15/2006
900,000         Orange County Local Transportation Authority Sales Tax        Aa3/AA+         922,635
                Revenue, 5.50% due2/15/2001
1,240,000       Orange County Multi Family Housing Revenue, 5.60% due         NR/AAA          1,288,385
                10/1/2027, mandatory put10/1/05 (Villa Santiago Rehab
                Project; FNMA: Collateralized)
2,000,000       Orange County Recovery Certificates of Participation Series   Aaa/AAA         2,080,640
                A, 5.50% due7/1/2002 (Insured: MBIA)
1,100,000       Orange County Refunding Recovery, 5.10% due 6/1/2002          Aaa/AAA         1,130,250
                (Insured : MBIA)
2,000,000       Orange County Refunding Recovery, 6.50% due 6/1/2004          Aaa/AAA         2,194,080
                (Insured: MBIA)
2,000,000       Orange County Refunding Recovery, 6.50% due 6/1/2005          Aaa/AAA         2,217,800
                (Insured: MBIA)
1,680,000       Orange County Transportation Authority Certificate of         A1/NR           1,715,801
                Participation, 5.125% due7/1/2002
410,000         Oroville Hospital Revenue, 4.50% due 12/1/2003 (Insured:      NR/A+           411,615
                California Mortgage)
500,000         Oroville Hospital Revenue, 5.50% due 12/1/2007 (Insured:      NR/A+           521,875
                California Mortgage)
655,000         Oxnard Harbor District Revenue Refunding, 6.60% due           Aaa/AAA         666,377
                8/1/2000 (Insured: FSA)
2,000,000       Palomar Pomerado Health Systems California Revenue,           Aaa/AAA         2,065,940
                Refunding Insured, 5.25% due11/1/2009 (Insured: MBIA)
500,000         Palomar Pomerado Health Systems Revenue, 0% due 11/1/2003     Aaa/AAA         415,240
                (Insured: MBIA)
510,000         Paramount Unified School District Certificates of             Aaa/AAA         494,981
                Participation, 0% due 9/1/2014(Insured: FSA)
100,000         Perris School District Certificates of Participation, 5.10%   Aaa/AAA         101,156
                due 3/1/2000(Insured: FSA)
1,000,000       Piedmont Unified School District Series B, 0% due 8/1/2013    Aa/NR           453,980
1,000,000       Pleasanton Unified School District Series B, 0% due           Aaa/AAA         392,750
                8/1/2016 (Insured: MBIA)
580,000         Pomona Unified School District General Obligation, 5.35%      Aaa/AAA         607,707
                due 2/1/2005 (Insured:MBIA)
340,000         Pomona Unified School District General Obligation, 5.40%      Aaa/AAA         358,377
                due 8/1/2005 (Insured:MBIA)
935,000         Redwood City Multi Family Housing Revenue Series 1985-B,      NR/A+           937,263
                5.20% due 10/1/2008 put10/1/00 (Redwood Shores Apartments
                Projects; Insured: Continental Casualty)
500,000         Richmond Joint Powers Financing Authority Revenue Series A,   NR/A            511,905
                5.20% due 5/15/2005
925,000         Riverside County Multi Family Housing,  Series A, 5.40% due   NR/AAA          953,906
                6/1/2018 (El DoradoApartments Project)
295,000         Sacramento Financing Authority Series 1991, 6.30% due         A2/A+           312,644
                11/1/2002
890,000         Sacramento Multi Family Housing Revenue, 5.875% due           NR/AAA          890,748
                2/1/2008 put 12/1/03(Fairways 1 Apartments Project;
                Collateralized: FNMA)
1,000,000       Sacramento Reg. Transportation Authority Certificate of       A1/NR           1,033,250
                Participation, 6.25% due3/1/2001
2,000,000       Salinas Redevelopment Agency Tax Allocation Series A, 0%      Aaa/AAA         498,400
                due 11/1/2022 (Insured:FSA)
1,305,000       San Diego County Certificates Participation, 5.25% due        Aaa/AAA         1,364,025
                8/15/2006 (Insured: MBIA)
965,000         San Diego County Multi Family Housing Revenue, 5.50% due      NR/AAA          994,722
                7/1/2025 put 7/1/05(Del Mar Turf Club Apts - A Project;
                Collateralized: FNMA)
1,800,000       San Diego County Water Authority Certificate of               Aa3/AA-         1,897,128
                Participation, 6.125% due5/1/2003
955,000         San Francisco City and County, Educational Facilities 97      Aa3/AA-         989,447
                Community CollateralSeries A, 5.25% due 6/15/2009
1,000,000       San Francisco City and County, Educational Facilities 97      Aa3/AA-         1,032,070
                Unified School DistrictSeries B, 5.25% due 6/15/2009
790,000         San Francisco City and County, Educational Facilities 97      Aa3/AA-         818,495
                Zoo Facilities SeriesC, 5.25% due 6/15/2009
255,000         San Francisco City and County Redevelopment Lease Revenue,    A1/A-           245,794
                0% due 7/1/2000
3,500,000       San Francisco City and County Redevelopment Lease Revenue,    A1/A-           2,366,595
                0% due 7/1/2007
80,000          San Francisco City and County Refunding Series Sec. 8,        Aaa/AAA         80,152
                6.125% due 7/1/2002(Insured: MBIA/FHA)
1,440,000       San Joaquin County Certificates of Participation, 5.60% due   A2/A-           1,473,192
                9/1/2000 (GeneralHospital Project)
895,000         San Joaquin County Certificates of Participation, 5.90% due   A2/A-           946,964
                9/1/2003 (GeneralHospital Project)
410,000         San Marcos Public Facilities Authority Capital Impr., 0%      Aaa/NR          403,247
                due 1/1/2000  (ETM)
410,000         Santa Ana Community Dev. Agency Series D, 6.50% due           NR/AAA          430,119
                12/15/2014 , pre-refunded12/15/00 @ 102
1,595,000       Santa Ana Community Dev. Agency Tax Allocation Series B,      NR/AAA          1,687,063
                6.50% due 12/15/2014 ,pre-refunded 12/15/00 @ 102
2,000,000       Santa Ana Multi Family Housing Revenue Bonds Series B,        NR/AAA          2,096,740
                5.65% due 11/1/2021 put11/1/06 (FNMA Collateralized)
500,000         Santa Clara Certificates of Participation, 7.75% due          Aaa/AAA         543,745
                2/1/2002 (Insured: MBIA)
315,000         Santa Monica Community College District Certificates of       NR/A            326,160
                Participation, 7.65% due5/1/2001 (Rancho Corrales Project)
200,000         Santa Monica Redevelopment Agency Tax, Allocation, 6.50%      Baa1/A          216,500
                due 7/1/2003 ( OceanPark Redevelopment Projects)
1,455,000       Sierra View Local Health Care Refunding, 5.00% due 7/1/2007   NR/A            1,446,474
                (Insured: ACA)
750,000         Snowline Joint Unified School District Certificates of        NR/BBB          823,020
                Participation, 7.25% due4/1/2018 , pre-refunded 4/01/02 @
                102
810,000         Sonoma County Certificates of Participation Public Works      NR/A+           825,641
                Improvement Program,5.40% due 8/1/2000 (Integrated Waste
                Project)
950,000         Sonoma County Certificates of Participation Public Works      NR/A+           967,604
                Improvement Program,5.80% due 8/1/2003 (Integrated Waste
                Project)
1,435,000       South Orange County Public Finance Authority Special Tax      Aaa/AAA         1,630,404
                Revenue, 7.00% due9/1/2005 (Insured: MBIA)
250,000         Southern California Public Power Authority Rev., 6.75% due    A2/A            261,093
                7/1/2001 (PowerProject)
1,000,000       Stanton Multi Family Housing Revenue Bond Series 1997,        NR/AAA          1,047,380
                5.625% due 8/1/2029, put8/1/09 (Continental Gardens
                Project; Collateralized: FNMA)
340,000         Suisun City Redevelopment Agency 1990 Tax Allocation, 7.20%   NR/AAA          356,558
                due 10/1/2001,pre-refunded 4/1/00
500,000         Sulphur Springs Union School District General Obligation,     NR/A            513,995
                5.70% due 3/1/2001
450,000         Sunline Transit Agency Certificate of Participation           A/NR            463,145
                Californa Transit FinanceCorporation Series A, 5.50% due
                7/1/2002
900,000         Sweetwater Union High School District COP, 6.40% due          Baa1/BBB+       915,309
                11/1/2001
200,000         Temecula Community Services District Certificates of          NR/A            201,270
                Participation Series 1992,6.00% due 10/1/1999 (Community
                Recreation Center Project)
210,000         Temecula Community Services District Certificates of          NR/A            215,584
                Participation Series 1992,6.00% due 10/1/2000 (Community
                Recreation Center Project)
255,000         Torrence USD Certificates of Participation, 6.10% due         A3/NR           258,267
                10/1/2000
1,000,000       Tracy Certificates of  Participation, 7.00% due 10/1/2027,    NR/NR           1,083,580
                pre-refunded 10/1/01
1,600,000       University of California Regents Certificates of              Aaa/AAA         1,665,872
                Participation Series 1996,5.45% due 6/1/2003 (Various
                Capital Projects; Insured: MBIA)
500,000         University of California Research Facilities Revenue, 8.00%   Aaa/AAA         527,925
                due 11/1/2000(Insured: MBIA)
870,000         University of California Research Facilities Revenue, 5.25%   NR/A+           892,637
                due 9/1/2002
10,000          University of California Revenue Series A, 11.00% due         NR/A+           10,124
                9/1/1999
500,000         Upland Certificates Participation Water, 5.75% due 1/1/2007   NR/A            526,415
800,000         Walnut Valley Unified School District, 9.00% due 8/1/2006     Aaa/AAA         1,015,200
                (ETM)
1,000,000       Walnut Valley Unified School District, 8.75% due 8/1/2010     Aaa/AAA         1,328,480
                (ETM)
245,000         Walnut Valley Unified School District Series A, 6.70% due     Aaa/AAA         274,596
                8/1/2005 (Insured:MBIA)
250,000         Walnut Valley Unified School District Series A, 6.80% due     Aaa/AAA         284,393
                2/1/2007 (Insured:MBIA)
250,000         Walnut Valley Unified School District Series A, 6.90% due     Aaa/AAA         287,867
                2/1/2008 (Insured:MBIA)
100,000         Walnut Valley Unified School District Series A, 7.00% due     Aaa/AAA         116,523
                8/1/2008 (Insured:MBIA)
500,000         Washington Township California Health Care District,          A2/NR           488,850
                Revenue, 5.00% due 7/1/2009
495,000         Yorba Linda Public Financing Authority Certificates of        A/NR            511,711
                Participation, 7.00% due11/1/2000 (Recycling Equipment
                Project)
650,000         Yuba City Unified School District Certificates of             Baa1/NR         689,689
                Participation, 6.70% due2/1/2013, pre-refunded 2/1/01 @ 102

                TOTAL INVESTMENTS (Cost $131,897,562)                                         $ 135,168,155

+                Credit ratings are unaudited.
                See notes to financial statements.




To the Board of Trustees and Shareholders
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio Santa Fe, New Mexico

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Limited Term Municipal Fund, Inc. - California Portfolio as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Thornburg Limited Term Municipal Fund, Inc. - California Portfolio as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

New York, New York
July 27, 1999

LIMITED TERM CALIFORNIA FUND
Index Comparison
Compares performance of Limited Term California Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for periods ending June 30, 1999. On June 30, 1999, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were 5.0 years and 4.8 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A Shares
Average Annual Total Returns (at max. offering price) (periods ending 6/30/99)
One year:         1.40%
Five years:       4.50%
Ten years:        5.47%
Since inception (2/19/87)  5.67%









Class C Shares
Average Annual Total Returns (periods ending 6/30/99)
One Year:         2.56%
From Inception (9/1/94):   4.39%

We Are Ready for the Year 2000

I wish to inform you about our success with respect to being Year 2000 compliant in the computer systems used to manage your Thornburg Funds investment. Your shareholder records are kept on a large computer system belonging to our transfer agent, DST Systems. Accounting data pertaining to your investment portfolio reside on large systems belonging to State Street Bank and its affiliates. We have smaller computer networks at Thornburg Investment Management to help us organize and manage our investment activities. I will describe briefly the Year 2000 status of each area.

Shareholder records for Thornburg Funds are kept on computers that use a DST software system called "TA 2000." DST is one of the largest mutual fund record processors in the world, keeping shareholder records for many large mutual fund families. The TA 2000 system, as is name implies, was built with 4-digit year description fields in order to be Year 2000 compliant. To quote from DST's February 1999 newsletter, "Internal 2000 readiness testing of TA 2000 and TRA 2000 is complete. Several retests of critical TA 2000 (and TRAC 2000) functions were also completed successfully in 1998. With the completion of these internal tests, the TA 2000 (and TRAC 2000) systems are considered to be Y2K ready." There are no hedge words in the preceeding 3 sentences! I am not surprised. I first heard DST talk about taking concrete measures to deal with Y2K issues about 8 years ago. If you worry about electric power continuity, I can inform you that DST maintains its own diesel powered backup generating station adjacent to its computer facility.
Both are located in geologically stable limestone caves east of Kansas City.

Asset custody and fund accounting records of the Thornburg Funds are stored on Sate Street Bank computers. We use a variety of software systems to carry out all activities relating to running the funds. We are informed that this software infrastructure has been 100% tested and corrected to be Year 2000 compliant. You can monitor State Street Bank's disclosure yourself on the internet website, statestreet.com.

Thornburg Investment Management has a computer network to help us carry out our daily business of managing the assets in our mutual funds. Our information technology director, Stewart Kane, has made a great effort to be certain that our software platforms are Year 2000 compliant.

We look forward to the new year.